COCRYSTAL PHARMA, INC.

Investor Presentation

October 2019

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected results of our collaboration with Merck Sharp & Dohme Corp. ("Merck"), including the expected acceleration of our influenza program, the anticipated characteristics of the drug candidates developed as the result of this collaboration, expected funding by Merck of future research, development and commercialization of products derived from such collaboration, and the expected future payments and royalties in connection with the collaboration, the expected future success of our drug candidates compared to approved drugs, the anticipated timing of our drug development programs, including achievement of value-driving milestones, anticipated completion or initiation of studies, and the expected growth of the global influenza antiviral market. Forward-looking statements are prefaced by words such as "expect," "plan," "intend," "anticipate," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, risks arising from our reliance on continuing collaboration with Merck under the collaboration agreement, our continued partnership with HitGen and InterX, our ability to find other collaboration partners, the availability of products manufactured by third parties, the future results of preclinical and clinical studies, the clinical investigators inability to recruit subjects and complete the Phase 2a study in a timely manner or at all, including as the result of civil unrest and political instability in Hong Kong, general risks arising from clinical trials, receipt of regulatory approvals, our ability to find and enter into agreements with suitable collaboration partners, unanticipated litigation and other expenses and factors that affect the capital markets in general and early stage biotechnology companies specifically.. Also see the risk factors contained in our Annual Report on Form 10-K for the year ended December 31, 2018, supplemented by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Cocrystal's Seasoned Senior Leadership

Management Team

Gary Wilcox, Ph.D.

Chairman and Chief Executive Officer

- Over 35 years of executive biotech leadership experience and played a key role in the development of Cialis

Sam Lee, Ph.D.

President

- Over 20 years of anti-infective drug discovery research experience and played a key role in the early development of phosphoinositide 3-kinase (PI3K) delta inhibitors

James J. Martin, MBA, CPA

Chief Financial Officer

- 25 years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

Scientific Advisory Board

Roger Kornberg, Ph.D. *Chief Scientist, Chairman of Scientific Advisory Board*	• Professor • Stanford University School of Medicine • Nobel Laureate
Michael Levitt, Ph.D. *Member*	• Professor • Stanford University School of Medicine • Nobel Laureate
Baek Kim, Ph.D. *Member*	• Director of Center for Drug Discovery • Emory University
Bob Lehman, Ph.D. *Member*	• Professor (Emeritus) • Stanford University School of Medicine
Gary Schoolnik, M.D. *Member*	• Professor (Emeritus) • Stanford University School of Medicine
Roland Strong, Ph.D. *Member*	• Professor • Fred Hutchinson Cancer Research Center
Christophe Verlinde, Ph.D. *Member*	• Professor (Emeritus) • University of Washington

Corporate Overview

Highlights	Target Diseases
Clinical Stage Antiviral Company	Influenza
Proprietary Drug Discovery Platform	Hepatitis
Merck Influenza Collaboration	Norovirus Gastroenteritis

Technology and Drug Discovery Platform

Technology Platform

Based on Nobel Prize-winning technology

- Near-atomic resolution
- X-ray quality crystal production
- Drug pocket selection
- Hit-to-lead process
- Lead optimization
- **Drug candidates**









Drug Discovery Platform



Protein Engineering
Expression & Purification
Crystal Screening
Crystal Candidates
Crystal Optimization
X-ray Diffraction Test & QC
Crystal Production
High Throughput X-ray Crystallography

- Fully-optimized operations from expression through high resolution X-ray data
- Stringent quality oversight of procedures for crystal production
- High throughput X-ray data collection and computation methods
- Crystal production capability: 700 – 7,000 X-ray quality crystals (1-2.5 Å) generated per month for each program



COCRYSTAL
PHARMA, INC

Robust Development Pipeline

	Program	Discovery	Preclinical	Phase 1	Phase 2a	Phase 2b	Phase 3	Partner
Hepatitis C (HCV)	**CC-31244 – University of MD** (Pan-genotypic NS5B NNI)							
	CC-31244 - Hong Kong (Pan-genotypic NS5B NNI)							
Influenza	**CC-42344** (Influenza A PB2 Inhibitor)							
	Influenza A/B inhibitor							MERCK
Norovirus	**Noro Polymerase Inhibitor**							

Merck/Cocrystal Team Initiates Influenza Collaboration

Received **$4 million** upfront payment, eligible to receive up to **$156 million** in milestone payments and royalties (undisclosed) on product sales

- Exclusive license and collaboration agreement to discover and develop certain proprietary influenza A/B antiviral agents
- Merck will fund all:
  - Research and development
  - Clinical development
  - Worldwide commercialization of any products derived from the collaboration
- Dedicated joint research committee in place
- Collaboration is expected to advance the development of certain influenza A/B antivirals

MERCK

Overview | Antiviral Programs:

Hepatitis C

Cocrystal's HCV Strategy

Lead program CC-31244, in ongoing Phase 2a study for the treatment of Hepatitis C

Current HCV Market Overview

- Clinical limitations of existing long-term HCV therapies:
  - Longer period for viruses to replicate and mutate, creating significant drug resistance challenges
  - Increased risk of adverse events
  - Greater opportunity for missed doses
- Multiple opportunities in developing shorter combination therapy with approved HCV drugs
  - Gilead EPCLUSA® + CC-31244
  - AbbVie Mavyret™ + CC-31244
  - Other approved HCV drugs + CC-31244

Ongoing licensing discussions underway to secure development and commercialization partner

AbbVie's Mavyret™ Demonstrated Shorter Treatment

- Approved broad spectrum HCV combination therapy shortened treatment from 12 weeks to 8 weeks

Nucleoside/NS5A Inhibitors	Protease/NS5A Inhibitors
	
Gilead's EPCLUSA®	**AbbVie's Mavyret™**
(sofosbuvir 400mg/	(glecaprevir 100 mg/
velpatasvir 100 mg)	pibrentasvir 40 mg)
12-week treatment	**8-week treatment**
Approved June 2016	**Approved August 2017**

Confidential

COCRYSTAL PHARMA, INC

HCV Is Still a Global Issue

71 Million
people infected globally[1]

400,000
people die annually
from related causes[1]

Only 20%
of infected patients
have been diagnosed[1]

Only 2%
of infected patients
are being treated[1]

1: Polaris Observatory, 2019

Hepatitis C Treatment Market Share

2017 Annual Sales: $12.69 Billion


J&J
$619M
AbbVie
$1.27B
Merck
$1.66B
Gilead
$9.14B

- Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
- J&J (Olysio)
- AbbVie (Viekira, Mavyret)
- Merck (Zepatier)

Source: 2017 Form 10-K

2018 Annual Sales: $8.3 Billion


J&J
$533M
Merck
$455M
Gilead
$3.71B
AbbVie
$3.62B

- Merck (Zepatier)
- AbbVie (Viekira, Mavyret)
- Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
- J&J (Olysio)

Source: 2018 Form 10-K

CC-31244: Broad Spectrum HCV Non-Nucleoside Inhibitor (NNI)

Next Wave Combination Therapy

- Potential best-in-class HCV NNI with a strong profile
  - Broad spectrum, potent NS5B polymerase inhibitor
  - High barrier to drug resistance
  - Effective against known NNI drug resistant variants
  - Liver targeting
  - Novel mechanism of action

Phase 1b Data - Superior Viral Load Reduction

- HCV RNA viral load decline of 3 logs by 48 hours (HCV GT1 subjects, N=14)
- After the NNI treatment, the viral load levels slowly increased

Mean Viral Load Change From Baseline
(CC-31244 at 400 mg QD or 200 mg BID x 7 days)



HCV RNA IU/mL (log 10)
1.0
0.0
(1.0)
(2.0)
(3.0)
(4.0)
1
2
3
4
5
6
7
8
9
10
11
12
13
Day
CC-31244
400 mg QD
200 mg BID
No CC-31244
400 qd mean
200 bid mean

HCV GT1 – GT6 NS5B Polymerase Crystals





CC-31244
HCV NS5B Polymerase

Proven Track Record of Broad-Spectrum Antiviral Leads

Potential Best-in-Class NNI

Drug	Genotype	Dose (mg)	Treatment Frequency	Viral Load Reduction (Log_{10}IU/ml)
CC-31244	**Genotypes 1-6**	**400**	**QD**	**(3.0)**
ABT-333 (Dasabuvir)[1]	Genotype 1	400	BID	(1.08)
		800	BID	(0.95)
GS-9190 (Tegobuvir)	Genotype 1	40	BID	(1.0)
		120	BID	(1.5)

1. Represents approved DAA

CC-31244: Phase 2a University of Maryland Study Design

Open-label, Phase 2a study evaluating the safety, tolerability and preliminary efficacy of CC-31244 with approved HCV DAAs
(HCV GT1 subjects, N=12)



CC-31244 (400 mg) QD
+
Sofosbuvir and Velpatasvir
2 Weeks
Sofosbuvir and Velpatasvir
4 Weeks
Follow-Up at 12 & 24 Weeks

- **Endpoints**
  - Primary Endpoint: SVR12
  - Secondary Endpoint: SVR24
  - Safety: Adverse events (AEs) and laboratory abnormalities

University of Maryland Phase 2a Interim Data

On January 22, 2019, Cocrystal Pharma announced safety and preliminary efficacy data for its U.S. Phase 2a study evaluating CC-31244 for the ultra-short treatment of HCV infected individuals:

- All subjects completed the 6-week treatment regimen
- The treatment was well tolerated with no study discontinuations due to adverse events[1]
- In all patients, HCV RNA levels rapidly decreased during the first 2 days of treatment and were below the lower limit of quantification by the end of the 6-week treatment period
- Eight of 12 subjects (66%) achieved both SVR12 and SVR24, considered virologic cure
- Four patients had virologic relapse at Week 10, 4 weeks after completion of treatment

1. There was one serious adverse event that the principal investigator determined was not attributable to the study drugs.

CC-31244: Ongoing Phase 2a Hong Kong Study

Investigator IND; **Dr. George Lau**, Humanity & Health Research Centre, Hong Kong, China

Open-label, safety, tolerability and preliminary efficacy of CC-31244 in combination with sofosbuvir and daclatasvir with or without a protease inhibitor, for the treatment of HCV
(HCV subjects, N=16)

CC-31244 (400 mg) QD

+

Sofosbuvir and Daclatasvir (N = 8)

+/-

With or Without Asunaprevir (N = 8)

2 Weeks

→

In Subjects Achieving Ultra-rapid Virologic Response

HCV RNA < 500 IU/mL Day 2 and < 25 IU/mL Week 1

→

Follow-Up at 12 Weeks

- **Endpoints**
  - Safety: Adverse events (AEs) and laboratory abnormalities
  - Preliminary Efficacy: Changes in HCV RNA viral load

Overview | Antiviral Programs:

Influenza

Significant Unmet Need in Growing Influenza Market

Global influenza market was valued at nearly **$5.6 billion** in 2017 and is expected to reach nearly **$6.5 billion** by 2022[1]

Seasonal and pandemic infection

1 Billion cases annually[2]	**3-5 Million** cases of severe illness annually[1]	Up to **650,000** deaths worldwide[1]

Current antiviral treatments are burdened by significant viral resistance

- Approved influenza therapies have major limitations
  - Tamiflu® has a long history of drug resistance issues[3]
  - Xofluza™ (approved November 2018) also has shown emergence of drug resistant mutations[4]

1. BCC Research (May 2018) The Global Influenza Market
2. Hussain, et al, Infection and Drug Resistance 2017:10 121-134
3. ScienceDaily (March 2014) Tamiflu-resistant influenza related to mutations in genome
4. NEJM Journal Watch (September 2018) A Promising Drug for Influenza?

Influenza Remains a Major Global Concern

CNN Health » Food | Fitness | Wellness | Parenting | Vital Signs — Live TV — U.S. Edition +

Flu season deaths top 80,000 last year, CDC says

September 27, 2018

The New York Times

This Flu Season Is the Worst in Nearly a Decade

Jan. 26, 2018

AARP

Flu Deaths On The Rise For Older Americans

Oct 4, 2018

AAP News

June 1, 2018

CDC: Pediatric flu deaths rise to 171, tying record

TIME @TIME — Follow

The flu is killing up to 4,000 Americans a week

10 Feb 2018

the japan times

NATIONAL / SCIENCE & HEALTH

Flu viruses resistant to new drug Xofluza uncovered in Japan

CIDRAP — Center for Infectious Disease Research & Policy

Experts on watch for resistance to new flu drug

Jan. 18, 2018

THE WALL STREET JOURNAL.

A Flu Drug Was Called 'Silver Bullet,' but Some Doctors Prescribe Caution

Feb. 11, 2019

FORTUNE

Another Flu Pandemic Is Inevitable, World Health Organization Says

Mar. 11, 2019

Influenza Drug Candidates

Influenza A/B Inhibitor



Proprietary Influenza A and B Crystals

MERCK Collaboration

- Broad spectrum, potent dual influenza A/B preclinical lead will be developed
  - Results of Cocrystal's drug discovery platform technology
  - Binds to highly conserved site of influenza A and B replication complex
  - Expected to be active against seasonal, pandemic and drug resistant influenza A and B strains
  - Expected to exhibit superior drug resistant profile

Influenza Drug Candidates

Antiviral Product Candidates Target All Strains of the Influenza A Virus

Influenza A Inhibitor



Influenza PB2 Crystals

- Binds to the highly conserved m7GTP binding pocket of PB2
- Exhibits broad spectrum activity against seasonal and pandemic influenza strains, EC50 is 0.12-9 nM
- Favorable preclinical safety profile and pharmacokinetic properties
- Multiple routes of administration (oral, inhalation, and IV)
  - Existing drugs Tamiflu® and Xofluza™ limited to oral administration



Cocrystal structure of CC-42344 (1.47 Å)

CC-42344 Shows Strong Synergistic Effects With Approved Influenza Antivirals


Polymerase Inhibitor
Favipiravir
CC-42344
T-705
Cocrystal 42344
Xofluza
CC-42344
CC-43001
Tamiflu
CC-42344
Oseltamivir acid
PA Inhibitor
Neuraminidase Inhibitor

CC-42344: Pharmacological, Safety, Toxicity, and PK Evaluations Completed To Date

- ☑ *In vitro* antiviral profiling against seasonal and pandemic influenza A strains
- ☑ Cytotoxicity including larger screen: HepG2/high content analysis and 13 cell lines
- ☑ Caco-2 bidirectional permeability
- ☑ CYP inhibition (HLM): inhibition (2D6, 3A, 1A, 2B6, 2C8, 2C9, 2C19) & time dependent inhibition (2D6, 3A4)
- ☑ Thermodynamic/aqueous solubility
- ☑ pION solubility determination (at pH 7.4)
- ☑ Metabolic stability in rat and human microsomes (intrinsic clearance)
- ☑ Plasma protein binding (human)
- ☑ Plasma stability/half-life determination (human, rat)
- ☑ Pharmacokinetics: in rats (IV/PO), mouse (IV/PO) and dogs (IV/PO)
- ☑ In silico genotoxicity /carcinogenicity
- ☑ Off-target: kinase/receptor profiling; safety screen (CEREP)
- ☑ Mitochondrial toxicity (GLU/GAL)
- ☑ Mini Ames (genotox) screen
- ☑ Mini hERG (*in vitro* pharmacology) screen
- ☑ Exploratory 7-day mouse tox study (up to 500 mg/kg/day)

Overview | Antiviral Programs:

Norovirus

Norovirus Is an Area of Significant Unmet Need

Norovirus Market Overview

- No approved antiviral drugs for the treatment of Noro infection

$4.2 billion in direct health system costs[1]

700 million infections worldwide annually[1]	**19-21 million** cases in the U.S.[2]
400,000 emergency department visits in the U.S.[2]	**56,000-71,000** hospitalizations in the U.S.[2]

Known Causes of Foodborne Illness Outbreaks, U.S.[2]



Parasites 1%
Other 4%
Chemicals 6%
Norovirus 49%
Bacteria 40%

1. World Economic Forum, What is the economic impact of norovirus infections?, 2016
2. CDC, Norovirus Disease in the United States, 2013

COCRYSTAL PHARMA, INC

Cocrystal's Norovirus Program

Norovirus Polymerase NNI Lead Development Ongoing



Norovirus and Norwalk Polymerase Crystals

- Potential first-in-class NNI
- Potent and broad spectrum anti-Noro polymerase inhibitors
- Toolbox complete - Noro, Norwalk, and mouse Noro polymerase crystals developed
- Structure-based lead discovery ongoing

Noro Polymerase NNIs







Novel NNI Pockets


NNI

Intellectual Property

Patents and pending applications in the areas primarily related to the treatment of HCV, influenza A and influenza A/B

- **HCV Treatment**
  - NS5B (non-nucleoside inhibitor)
    - Issued patents in U.S.
    - Pending applications in U.S., Australia, Brazil, Canada, China, Europe, Eurasia, Hong Kong, India, Indonesia, Israel, Japan, Mexico, New Zealand, Philippines, Singapore, South Africa, South Korea, and Taiwan
    - Pending U.S. provisional application
- **Influenza**
  - PB2 (influenza A replication inhibitor)
    - Pending applications in PCT and Taiwan
    - 3 pending U.S. provisional applications
- **Influenza A/B (influenza replication inhibitor)** MERCK
  - 2 pending U.S. provisional applications

Confidential

COCRYSTAL PHARMA, INC.

Well-Positioned for Growth

Financial Snapshot: NASDAQ: COCP

~$64M
Market cap[1]

31.6MM
Common shares outstanding

~5.4K
Average daily volume[1]

~$6.0MM
Cash Balance
As of September 30, 2019[2]

Capitalization Table (As of September 30, 2019)	# of Shares	WAEP	$ Value	% of Fully Diluted
Common Shares Outstanding (Directors, Officers and Affiliates)	15,214,178			46.39%
Common Shares Outstanding (Other)	16,406,468			50.03%
Warrants	243,375	$10.53	$2,562,739	0.74%
Stock Options	930,708	$4.14	$3,853,131	2.84%
Fully Diluted Shares Outstanding	**32,794,729**			**100%**

1. Based on September 30, 2019 closing price of $2.05 per share.
2. Based on Company bank reconciliation.

Strategy Directed at Advancing Programs and Growing Value

- Growth in focused therapeutic areas
- Continue to build an innovative pipeline
- Form additional strategic collaborations and partnerships
- Ongoing collaboration with Merck expected to accelerate influenza drug development program

Upcoming Milestones Expected to Drive Value

Q1 2019	Influenza A/B	Merck Collaboration	✓
	Hepatitis C	Phase 2a USA – Interim Results	✓
		Phase 2a (Hong Kong) – First Patient Commencement	✓
Q2 2019	Influenza A	Commence GLP Toxicology Studies	✓
Q3 2019	Influenza	Present preclinical data at ISIRV	✓
Q4 2019	Hepatitis C	Phase 2a (Hong Kong) Interim Safety Results	
		Present data at HCV 2019 and AASLD Scientific Conferences	
Q1 2020	Influenza A	Completion of GLP Toxicology Studies	
Q2 2020	Noro	Preclinical Lead Molecule Selection	
Q3 2020	Platform	In-License New Lead Molecule	
Q4 2020	Influenza A	Regulatory Submission (IND or European Counterpart)	
		Commence Phase 1a Study	
	Merck A/B	Influenza A/B Lead Molecule Selection	
Q3 2021	Noro	Regulatory Submission (IND or European Counterpart)	

Ongoing potential for licensing deals across the pipeline

COCRYSTAL
PHARMA, INC.

Thank you!